Corporate Designation
● SRCE (NASDAQ Global Select Market)
● Market Cap: over $500 million

Forward-Looking Statement Disclosure
 Except for historical information contained herein, the matters discussed in this document express “forward-looking statements.” Generally, the words “believe,” “expect,” “intend,”
 “estimate,” “anticipate,” “project,” “will” and similar expressions indicate forward-looking statements. Those statements, including statements, projections, estimates or assumptions concerning future events or performance, and other statements that are other than statements of historical fact, are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. 1st Source may make other written or oral forward-looking statements from time to time. Readers are advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Such factors, among others, include changes in laws, regulations or accounting principles generally accepted in the United States; 1st Source’s competitive position within its markets served;
 increasing consolidation within the banking industry; unforeseen changes in interest rates;
 unforeseen downturns in the local, regional or national economies or in the industries in which 1st Source has credit concentrations; and other risks discussed in 1st Source’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, which filings are available from the SEC. 1st Source undertakes no obligation to publicly update or revise any forward-looking statements.

Corporate Overview
● Banking, specialty finance, leasing, investment
 management, trust & estate planning, insurance
 sales, mortgage banking
● $4.5 billion bank holding company
 headquartered in South Bend, Indiana

Mission and Vision
Mission
The 1st Source mission is to help our clients achieve
 security, build wealth and realize their dreams.
Vision
● Offer our clients the highest-quality service
● Support a proud family of colleagues who
 personify the 1st Source spirit of partnership
● Be the financial institution of choice in each
 market we serve
● Remain independent and nurture pride of
 ownership among all 1st Source colleagues
● Achieve long-term superior financial results

Banking Position
Asset Size
     #205 - Top 3%
     (Out of 8,636 insured domestic financial institutions
     as of 3/31/07 - before $600 million acquisition)
The Top 150 Performers
     #65 - 2006 Bank Performance Scorecard
     (Banker Directors Magazine
     Based on Profitability, Capital Adequacy and Asset Quality
     Up from #88 in 2005)

1st Source Headquarters
1st Source Center,
South Bend, Indiana

IVY TECH
COMMUNITY COLLEGE

INDIANA UNIVERSITY
SOUTH BEND

UNIVERSITY of SAINT FRANCIS
FORT WAYNE, IN

SOUTHWESTERN
MICHIGAN
COLLEGE

SAINT
MARY'S
COLLEGE
NOTRE DAME, IN

UNIVERSITY OF
NOTRE DAME

GOSHEN
COLLEGE

BETHEL
COLLEGE
INDIANA

IPFW

INDIANA UNIVERSITY SCHOOL OF MEDICINE
SOUTH BEND
On the Campus of the University of Notre Dame

PURDUE
UNIVERSITY

INDIANA UNIVERSITY NORTHWEST

HOLY CROSS COLLEGE

TSU

Education

zimmer
Confidence in your hands®

DePuy

BIOMET

Hoosier
Hoosier

1st Source Corporation

Industry
Steel production
Medical
 devices
Tire production
Recreational vehicle
manufacturing
Distribution hub

Agriculture
Ethanol production

SAINT JOSEPH
Regional Medical Center
125 Years of Faith Based Healthcare in Michiana

Elkhart
General

Memorial
Hospital & Health System™

MEMORIAL

Source.
Corporation

Regional Medical Hub

Business Mix
6/30/07
Local/Personal	$532 million
Regional/Business	$1025 million
National / Specialty Finance	$1617 million

St. Joseph
Dowagiac
Michigan City
Elkhart
LaPorte
South Bend
Goshen
Valparaiso
Plymouth
Knox
Warsaw
Winamac
Rochester
Fort Wayne
Huntington
Bluffton
196
94
80
65
69

1st Source Corporation

Traditional 15-County Market
*FINA clients included
2007 Market Data*
Businesses:     62,717
Clients:            16,855
Penetration:        26.8%
Households:  605,634
Client HHs:    129,277
Penetration:        21.3%
2006 FDIC Deposits (000)
Market:        $24,004,589
1st Source:  $  3,341,942
Share:                      13.8%

St. Joseph
Dowagiac
Michigan City
Elkhart
South Bend
LaPorte
Goshen
Valparaiso
Plymouth
Knox
Warsaw
Winamac
Rochester
Fort Wayne
Huntington
Bluffton
94
80
69
65
74
57

1st Source Corporation

Expanded 17-County Market
Recently opened offices
in Kalamazoo (11/06)
and Lafayette (6/07)
2007 Market Data
Businesses:    79,205
Households:  725,440

3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
1999
2000
2001
2002
2003
2004
2005
2006
1st Source Bank + FNBV*
JPM Chase
National City
Fifth Third
Lake City
TCU

15 Counties
$(000)
  8.6%
  5.3%
  6.8%
  6.5%
  5.2%
Data as of 6/2006 - Highline BranchSource
* Includes FINA numbers
Deposit Market Share
13.8%

96,000
94,000
92,000
90,000
88,000
86,000
84,000
82,000
80,000
78,000
76,000
Jan-02
Mar-02
May-02
Jul-02
Sep-02
Nov-02
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07

1st Source Corporation

Total Retail DDA
Number of Accounts
January 2002 - June 2007
Portfolio Accounts not included
FINA not included

14,500
14,000
13,500
13,000
12,500
12,000
11,500
11,000
10,500
10,000
Jan-02
Mar-02
May-02
Jul-02
Sep-02
Nov-02
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07

Total Business DDA
Number of Accounts
January 2002 - June 2007
FINA not included

At a glance
● #1 deposit market share in our traditional
 15-county market
● #1 provider of loans for home improvement
● #1 provider of SBA loans in northwest Indiana and
 southwest Michigan
● #1 equity income fund performance in the USA over a
 10-year period (as of 6/30/07)
● #2 market share in mortgage loans
7/15/07

At a glance
● Selected a Best Place to Work in Indiana by the Indiana
 Chamber of Commerce
● Best Employee Satisfaction and one of the Best Places
 to Work in Northeast Indiana according to Upstate
 Indiana Business Journal
● Included in “50 Great Indiana Businesses” by Indiana
 Business Magazine in 2007
● Voted Readers’ Choice Bank by the South Bend
 Tribune, Niles Daily Star, and Plymouth Pilot-News
● Voted Favorite Bank by the viewers of WNDU
7/15/07

Balance Sheet Highlights
($ Millions)
Total Assets
Total Loans & Leases
Total Deposits
Total Common Equity
Total Common
      Equity to Assets
$3,608.5   $4,504.7    24.8%
$2,615.2   $3,134.2    19.8%
$2,814.6   $3,585.4    27.4%
$   352.3   $   425.5    20.8%
      9.8%         9.4%        -
  06/30/06   06/30/07  Change

2nd Quarter Earnings Highlights
Net Income
 EPS
(Diluted)
ROA
ROCE
2006
2007
Change
2006
2007
Change
2nd Quarter
Year To Date
$10,277
 (21.6)%
  1.18%
  11.71%
-
-
(24.4)%
20,210
$
    1.18%
    11.62%
(17.9)%
(18.2)%
-
-
  $  0.45
  0.88
$
$ 8,060
  0.80%
  8.16%
  $ 0.34
16,583
$
  0.87%
  8.68%
  0.72
$
(000’s)

4200
3500
2800
2100
1400
700
0
740
77
2325
678
120
2382
677
77
2407
663
52
2457
649
55
2542
659
57
2615
811
48
2648
706
39
2706
822
32
2899
2
3
4
1
2
3
4
1
2

Earning Assets
2005
Total Earning
($MM)
2006
Investments
2007
Mortgage Loans
3142
3180
3161
3172
Loans & Leases
3246
3331
3507
3451
3753
Assets
Held for Sale

3600
3000
2400
1800
1200
600
0
397
273
1934
403
301
1905
392
406
1841
363
381
1870
372
476
1859
346
508
1936
328
490
2149
314
426
2150
352
436
2404
2
3
4
1
2
3
4
1
2

Deposits
2005
% DDA
DDA
100 CDs
Other Deposits
Total Deposits
($MM)
2006
2007
15.2
2604
15.5
2609
14.9
2639
13.9
2614
13.7
2707
2790
12.4
2967
11.0
2890
10.87
3192
11.03

3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
3.13
2.65
2.18
1.59
1.45
1.22
1.55
1.42
1.10
.91
.89
.87
.83
.57
.54
.64
.50
.49
2.92
3.01
3.13
3.14
3.22
3.14
3.00
2.79
2.75
2.50
2.46
2.38
2.38
2.26
2.25
2.18
2.13
2.00
1.28
.98
.64
.51
.36
.25
.29
.31
.28
.18
1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2

Loan & Lease Quality
2005
2006
(% of Loans and Leases)
Rolling Four Quarter Annual
2007
Net Charge-Offs (Recoveries)
Non-Performing Assets
Loan & Lease Loss Reserve
(.04)
(.09)
(.15)
(.11)
(.10)
(.05)
2004
2003

Net Interest Income (FTE)
Net Interest Margin (FTE)
35
30
25
20
15
10
4.5
4.0
3.5
3.0
2.5
24.88
25.98
25.99
25.72
27.81
28.06
27.38
26.97
29.61
3.18
3.24
3.26
3.29
3.44
3.34
3.10
3.17
3.16
2
3
4
1
2
3
4
1
2

1st Source Corporation

Net Interest Income
2005
($MM)
(%)
2006
2007

Noninterest Income
2005
Trust Fees
Mortgage Income
Other Income
Total Noninterest
Income
($MM)
Equipment Leasing
2006
Gains & Losses
2007
6.62
3.93
1.55
3.29
0.01
15.40
17.87
7.36
4.11
3.82
3.14
(0.56)
------
17.57
7.61
4.02
2.73
3.21
0.00
7.56
4.22
1.76
3.39
2.08
19.01
7.50
4.66
3.10
3.66
0.15
19.07
7.77
5.03
4.97
3.27
------
(0.22)
20.82
7.35
5.06
1.80
3.49
(0.01)
------
17.69
7.93
5.10
0.57
3.64
 0.25
17.49
 0.21
8.64
5.29
1.06
3.87
19.07

74.0
65.7
68.5
66.3
66.8
61.7
69.6
69.1
68.3
60
50
40
30
20
10
0
30.63
30.28
30.86
29.41
32.39
31.82
32.59
31.80
34.45
2
3
4
1
2
3
4
1
2

Expense to Total Revenue (Excl. Gains)
2005

Expense
Revenue
(%)
2006

($MM)
2007

40.28
44.40
43.56
42.64
46.72
49.11
45.08
44.20
48.47

$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Investment Portfolio Maturity Schedule
Cash Flow per Year
(in thousands)
* Does not include $240mm for FINA for 2007
*

$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
1.12
1.34
1.53
1.63
1.65
0.43
0.82
1.08
1.46
0.88
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
06/07

Diluted Net Income per Share
0.72
1.72

$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
0.21
0.23
0.26
0.30
0.32
0.33
0.34
0.38
0.45
0.25
0.28
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
06/07

Dividends per Share
0.53

1st
To offer our clients the highest quality service.
To support a proud family of colleagues
who personify the 1st Source spirit of partnership.
To be the first choice of financial institutions in each market.
To remain independent and to nurture pride of ownership among all 1st Source colleagues.
To achieve long term superior financial results.
The 1st Source Mission is to help individuals, institutions, businesses and communities achieve security, build wealth and realize their dreams.
DEVELOP OUR PEOPLE
VITALIZE SALES
ROLL OUT FULL SERVICES
OPEN NEW MARKETS
IMPLEMENT CORNERSTONE
PRODUCE SUPERIOR FINANCIALS
COMMUNITY LEADERSHIP
SUPERIOR QUALITY
TEAMWORK
OUTSTANDING CLIENT SERVICE
INTEGRITY

Open New Markets
Focused on growth - new clients and distribution outlets
● Established in Kalamazoo and Lafayette
● Identified present market growth opportunities/locations
● Launched financial planning service
–  Asset Advisors: retail planning service,
 established in 6 locations
● Added sales officers in selected specialty markets
–  Micro Lenders
–  SFG officers: Construction, Environmental
 Equipment
● Developed new market entry strategy
–  Pinpointed regions using population, jobs, income
 and deposit growth, competitive environment
2010 Strategies

Acquired First National Bank, Valparaiso
● $600 million in assets
● 26 banking centers in Porter, LaPorte and
 Starke Counties, Indiana
● Completed June 2007
● $134 million ($54 million in stock)
2010 Strategies

Implement Core Conversion
Infrastructure for the long term
Growth and scalability
● Currently integrating processes bank-wide
● System will provide less customization, more
 cross-capabilities
● Main segments were completed July 2007
● Adds effectiveness and efficiency
2010 Strategies

Produce Superior Financials
● Developing market-based management
 (community bank model)
● Being opportunistic with acquisitions
● Driving toward fortress balance sheet
● Developing strategy to enter non-durable
 goods market
● Improving risk management of credit and
 interest rates
● Reducing volatility associated with mortgage
 loans
2010 Strategies

2010 Strategies
Trustcorp Mortgage Company
● Blended into Bank (no sub-prime business)
● Focus on mortgage customers in our banking center
 footprint to sell full set of products

1st Source Bank

Your partners from the first®

1st Source Corporation

If you could describe all of us at 1st Source
with one word, that word would be “partners”
● Partners who listen
● Partners who help and guide
● Partners who add value